UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	1-2328	36-1124040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Adams Street Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 621-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2012, the Board of Directors of GATX Corporation (the “Company”) appointed Paul G. Yovovich to serve as an independent director on the Board of Directors of the Company. Mr. Yovovich will also serve as a member of the Audit Committee.

A copy of the press release announcing Mr. Yovovich’s appointment to the Board is included as an exhibit to this report. Mr. Yovovich will participate in the standard non-employee director compensation arrangements described in the section entitled “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated July 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert J. Lyons
Robert J. Lyons
Executive Vice President and Chief Financial Officer

Date: July 20, 2012

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release of GATX Corporation, dated July 20, 2012, announcing Paul G. Yovovich’s appointment to serve on the Board of Directors of GATX Corporation.	Filed Electronically